SEE RESTRICTIVE LEGEND ON REVERSE SIDE

COMMON STOCK

PAR VALUE $.001

COMMON STOCK

Certificate Number

004309

Shares

**20000000****

***20000000***

****20000000**

*****20000000*

******20000000

# ACI GLOBAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

500,000,000 AUTHORIZED SHARES $.001 PAR VALUE

CUSIP 000875 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

ACI GLOBAL PTE LTD

is the owner of

TWENTY MILLION

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

**ACI Global Corporation**, transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

**Witness** the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED 09/13/2005

Chief Executive Officer

ACI GLOBAL CORPORATION SEAL COLORADO

COUNTERSIGNED AND REGISTERED:
**COMPUTERSHARE TRUST CO., INC.**
(DENVER)
TRANSFER AGENT AND REGISTRAR,

President

By ____________ AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

104834

# PAR ADVANCE TECHNOLOGIES CORPORATION

## TRANSFER FEE: $25.00 PER NEW CERTIFICATE ISSUED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ..........Custodian ................
(Cust) (Minor)
under Uniform Gifts to Minors Act ..............
(State)

UNIF TRF MIN ACT ...............Custodian (until age. . . ). ...........
(Cust) (Minor)
under Uniform Transfers to Minors Act. . . . . . . . . .
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE [ ]

______________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________ 20________ Signature: ______________________________________

Signature(s) Guaranteed: Signature: ______________________________________

BY: ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

The shares represented by this certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

